Ohio National Fund, Inc.	SUMMARY PROSPECTUS May 1, 2014

International Portfolio

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at http://hosted.rightprospectus.com/ohionational. You can also get this information at no cost by calling 1-800-366-6654 or by sending an e-mail request to Custservice@ohionational.com. The fund’s prospectus and statement of additional information, both dated May 1, 2014, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.83%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.18%

Total Annual Fund Operating Expenses	1.01%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in securities of foreign companies. The Portfolio invests, under normal conditions, primarily in equity securities of foreign companies in developed and emerging foreign markets. The companies that the Portfolio invest in may include large-, mid- and small-cap companies. Equity securities may include common stocks, depositary receipts, warrants, convertible bonds, convertible debentures and preferred stocks. The Portfolio may also purchase shares of investment companies, including exchange-traded funds (“ETFs”). Normally, most of its investments are in stocks denominated in foreign currencies. It may invest in investment grade fixed income securities and foreign government securities. The Portfolio may also buy or sell foreign currencies (which may be implemented through derivative contracts such as forward or futures contracts) in lieu of or in addition to non-dollar denominated foreign equity securities in order to increase or decrease its exposure to foreign equity and/or currency markets. This would permit the Portfolio to take long positions on currencies that the sub-adviser believes will increase in value and take short positions on currencies that the sub-adviser believes will decrease in value regardless of the Portfolio’s security holdings in the applicable currency. Additionally, from time to time, the Portfolio may hedge against losses on securities held in the Portfolio or the currencies in which the securities are denominated by obtaining short exposure on an equity index, security or currency through a futures or forward contract or other derivative instrument. It may maintain cash reserves in foreign or U.S. money market instruments. The Portfolio is managed by Federated Global Investment Management Corp. (“Federated Global”) under a subadvisory agreement with the Adviser.

In selecting portfolio securities, Federated Global focuses first on country selection. Federated Global seeks to identify countries whose stock markets are attractively valued relative to other countries, have better growth prospects, have attractive macroeconomic forces working in their favor, and evidence of other factors which Federated Global has identified as being correlated with market outperformance. Once a country’s stock market has been selected for investment, Federated Global uses its own quantitative process to rank the future performance potential of companies. As no single factor is consistently predictive of performance, the strategy uses value, growth, quality and technical indicators to select stocks.

Federated Global uses its proprietary country analysis methodology, analyzing each country’s aggregate macroeconomic, company fundamental, and market sentiment measures, to determine which foreign markets are likely to generate the highest returns. Federated Global believes that foreign markets most worthy of investment may have the following characteristics, among others:

•	rising earnings expectations;

•	lower valuation relative to growth;

•	favorable economic environments;

•	strong sovereign and corporate quality; and

•	positive technical factors.

Countries considered for investment must satisfy Federated Global’s criteria for political and economic stability, strength of financial systems, and credit quality. After identifying those countries it believes are worthy of investment, Federated Global uses a global equity optimization process to invest in companies across the industries driving economic growth in the selected countries. This sophisticated process is intended to enable Federated Global to develop a portfolio that captures substantially all of the combined top-ranked countries’ stock market movements with a select group of companies per selected country. Each company must meet Federated Global’s standards for market and industry representation, financial condition, credit rating, and liquidity. A minimum of 50% is invested in developed markets. For purposes of this policy, any investment of the Portfolio which provides exposure to a developed market, including the holding of or exposure to currencies of developed markets, will be included as a developed market investment.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries.

ADRs and Domestically Traded Securities of Foreign Issuers Risk — Because the Portfolio may invest in American Depositary Receipts (“ADRs”) and other domestically traded securities of foreign companies, the Portfolio’s share price may be more affected by the risks of foreign investing.

Currency Risk — Exchange rates for currencies fluctuate daily. The Portfolio’s net asset value and returns may experience increased volatility as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.

Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Smaller Capitalization Company Risk — Smaller capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Smaller companies are also sometimes more subject to failure.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the security.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index and the Portfolio could lose more than the principal amount invested. In addition to investing in derivatives to implement its strategy, the Portfolio may also use derivative instruments for hedging purposes, in an attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance may be diminished by the added cost of the derivative instruments.

Leverage Risk — Leverage risk is created when an investment (such as a derivative transaction) exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain.

Exchange-Traded Funds Risk — An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange and may trade at either a premium or discount to NAV. Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Portfolio in connection with any such investment.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 23.46% . That was the quarter ended on September 30, 2009. The lowest return for a quarter was -23.76% . That was for the quarter ended on September 30, 2011. To obtain performance information up to the most recent month end, call toll free 1-877-781-6392.

Average Annual Total Returns As of December 31, 2013	1 Year	5 Years	10 Years
International Portfolio	11.60%	12.87%	4.77%
MSCI All Country World Ex-USA Index (Net-USD)	15.29%	12.81%	7.57%

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which has been managed by the sub-adviser of the Portfolio, Federated Global, since 1999. Audrey H. Kaplan, Senior Vice President, Senior Portfolio Manager, and Head of International Equities of Federated Global, and Geoffrey C. Pazzanese, Vice President and Senior Portfolio Manager of Federated Global, have been portfolio managers of the Portfolio since 2009.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

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